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                                                                    EXHIBIT 99.2


                   STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL
               OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING
                             TO EXCHANGE ACT FILINGS

I, Robert D. Davis, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Rent-A-Center, Inc., and, except as corrected or supplemented in a subsequent covered report:

                  o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Rent-A-Center, Inc. filed with the Commission;

                  o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Rent-A-Center, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  o        any amendments to any of the foregoing.



         /s/ Robert D. Davis                          Subscribed and sworn to
         ----------------------------------------     before me this 12th day of
         Robert D. Davis                              August, 2002.
         Senior Vice President-Finance, Treasurer
         and Chief Financial Officer                  /s/ Cheryl Hedric
         August 12, 2002                              --------------------------
                                                      Notary Public

                                                      My Commission Expires:
                                                      November 28, 2002
                                                      --------------------------